UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  March 15, 2004

DIGITAL ANGEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code)  (651) 455-1621

Item 7.	Exhibits and Reports on Form 8-K.

(a)	No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)	No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)	The following exhibits are filed as part of this Current Report on Form 8-K:

	99.1	Copy of press release dated March 15, 2004

Item 9.	Regulation FD Disclosure.

Digital Angel Corporation is furnishing under Item 9 of this Current Report on Form 8-K in satisfaction of Item 12 the information included as Exhibit 99.1 to this report, which is hereby incorporated herein by reference.  Exhibit 99.1 is Digital Angel Corporation’s financial press release for the quarter and year ended December 31, 2003 issued on March 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice President-Finance and Chief Financial Officer